UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: November 5, 2008

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                             (Registrant's telephone number)

                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

AMR Corporation is filing herewith a press release issued on November 5, 2008 by American Airlines, Inc. as Exhibit 99.1, which is included herein.  This press release was issued to report October traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  November 5, 2008

EXHIBIT INDEX

Exhibit    Description

99.1                    Press Release

CONTACT:         Tim Wagner
Corporate Communications
Fort Worth, Texas
817-967-1577
corp.comm@aa.com

FOR RELEASE:  Wednesday, Nov. 5, 2008

AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

FORT WORTH, Texas – American Airlines reported an October load factor of 79.0 percent, a decline of 1.5 points versus the same period last year.  Traffic decreased 8.8 percent and capacity decreased 7.0 percent year over year.
Domestic traffic decreased 11.5 percent year over year on 10.3 percent less capacity.  International traffic decreased by 3.6 percent relative to last year on a capacity decrease of 1.1 percent.
American boarded 7.4 million passengers in October.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	October
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,511,475	11,522,647	-8.8%
D.O.T. DOMESTIC	6,651,288	7,519,252	-11.5
INTERNATIONAL	3,860,187	4,003,395	-3.6
ATLANTIC	1,685,566	1,783,969	-5.5
LATIN AMERICA	1,704,388	1,737,626	-1.9
PACIFIC	470,233	481,800	-2.4
AVAILABLE SEAT MILES (000)
SYSTEM	13,298,589	14,304,670	-7.0%
D.O.T. DOMESTIC	8,297,710	9,249,055	-10.3
INTERNATIONAL	5,000,879	5,055,615	-1.1
ATLANTIC	2,183,452	2,220,082	-1.6
LATIN AMERICA	2,234,032	2,256,329	-1.0
PACIFIC	583,395	579,203	0.7
LOAD FACTOR
SYSTEM	79.0%	80.6%	-1.5	Pts
D.O.T. DOMESTIC	80.2	81.3	-1.1
INTERNATIONAL	77.2	79.2	-2.0
ATLANTIC	77.2	80.4	-3.2
LATIN AMERICA	76.3	77.0	-0.7
PACIFIC	80.6	83.2	-2.6
PASSENGERS BOARDED	7,435,471	8,181,254	-9.1%

SYSTEM CARGO TON MILES (000)	167,215	187,803	-11.0%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
	YTD October
	2008	2007	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	111,874,895	116,036,923	-3.6%
D.O.T. DOMESTIC	70,986,316	75,473,830	-5.9
INTERNATIONAL	40,888,579	40,563,093	0.8
ATLANTIC	16,474,625	16,885,367	-2.4
LATIN AMERICA	19,788,016	18,979,505	4.3
PACIFIC	4,625,937	4,698,221	-1.5
AVAILABLE SEAT MILES (000)
SYSTEM	138,011,500	141,885,328	-2.7%
D.O.T. DOMESTIC	86,317,404	90,626,887	-4.8
INTERNATIONAL	51,694,096	51,258,441	0.8
ATLANTIC	20,893,791	21,084,448	-0.9
LATIN AMERICA	25,191,953	24,545,257	2.6
PACIFIC	5,608,352	5,628,737	-0.4
LOAD FACTOR
SYSTEM	81.1%	81.8%	-0.7	Pts
D.O.T. DOMESTIC	82.2	83.3	-1.0
INTERNATIONAL	79.1	79.1	0.0
ATLANTIC	78.8	80.1	-1.2
LATIN AMERICA	78.5	77.3	1.2
PACIFIC	82.5	83.5	-1.0
PASSENGERS BOARDED	78,773,094	82,257,322	-4.2%

SYSTEM CARGO TON MILES (000)	1,714,455	1,761,863	-2.7%

###

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com